Exhibit 99.1

Apollo and Athene to Merge in All-Stock Transaction

Apollo to Move to Single Share Class with “One Share, One Vote”

Transaction will be Substantially Accretive

Proforma Company with Industry-leading Corporate Governance to be S&P 500 Eligible

Companies to Host Conference Call Today at 8:30 am EST

NEW YORK and HAMILTON, Bermuda – March 8, 2021 – Apollo (NYSE: APO) and Athene (NYSE: ATH) have entered into a definitive agreement to merge in an all-stock transaction that implies a total equity value of approximately $11 billion for Athene. Under the terms of the transaction, each outstanding Class A common share of Athene will be exchanged for a fixed ratio of 1.149 shares of Apollo common stock. Upon closing of the merger, current Apollo shareholders will own approximately 76% of the combined company on a fully diluted basis, and Athene shareholders will own approximately 24%.

The merger of Apollo and Athene combines two growth companies providing products and services that are in high demand – investment returns and retirement income. The stronger capital base and complete alignment will allow the company to rapidly scale asset and liability origination, broaden distribution channels and act as a leading global solutions provider. The company will operate in an environment powered by strong market and demographic trends.

Apollo Co-Founder and incoming CEO Marc Rowan said, “This merger is all about alignment between Apollo and Athene, amongst Apollo’s stockholders and with our limited partners. For Apollo and Athene, we will have total alignment to optimize our strategy and allocate capital efficiently, which will include rapidly scaling our capability to originate attractive risk/reward assets, which are the limiter of growth for both firms. We have also created alignment among all our stockholders who will share in the upside of a larger, more liquid company with leading corporate governance. And it further aligns interests with our fund investors, giving us a bigger balance sheet to invest alongside clients in our various fund products.”

Apollo Founder and Chairman Leon Black said, “Apollo occupies an enviable position in our industry, and we have been keenly focused on how to evolve our differentiated platform for long-term success. The Apollo Athene combination is all about alignment, turbo charging growth initiatives and dramatically enhancing shareholder value. Apollo’s conversion to a simplified structure with a single class of common stock with equal voting rights and empowering the full Board with management responsibility of the business are also two significant steps towards these ends.”

Apollo Co-Founder Josh Harris said, “This merger is an important and strategic step for our firm’s growth. Unlike mergers with a high degree of execution risk, this union cements the coming together of two firms that have maintained a close partnership for more than a decade. As a firm, we continue to demonstrate leadership, strategic differentiation and superior performance across our investment platform.”

Athene Chairman and CEO Jim Belardi said, “Today’s announcement reflects the strength and strategic nature of our longstanding mutually beneficial relationship with Apollo – one which has already created enormous value for each other and our respective constituents. After carefully reviewing Athene’s options to unlock value for shareholders, Athene and Apollo determined that the potential of a fully aligned business would be significantly greater than a sum-of-the-parts. Coming together in this merger is a logical and exciting next step that will simplify our relationship while driving significant strategic and financial benefits in both the immediate and long-term future.”

Transaction Highlights

•	100% stock-for-stock, intended to qualify as a tax-free transaction for U.S. federal income tax purposes

•	Substantially accretive transaction, strengthening earnings power of the combined company to more than double Apollo’s reported earnings in 2020

•	Full alignment between Apollo and Athene, with all stockholders participating in the upside

•	$1.60 annual dividend following closing with increase based on growth of the business

•	Apollo proceeds with conversion to simplified structure, with single class of voting stock and equal voting rights for each share

•	Creates $29bn pro forma market cap company (valued as of 3/5/21 close); company expected to be eligible for S&P 500 inclusion, with transparent, best-in-class governance

•	Establishes permanency of Athene’s AUM to Apollo and organic integration of Apollo’s value-add services to Athene, enabling both businesses to thrive symbiotically

•	Low execution risk between complementary businesses and management teams

•	Positive for credit rating agencies and policyholders across both companies

Management and the Board

The combined company will be led by incoming Apollo CEO Marc Rowan. The key benefits of the merger will be derived from increased coordination and alignment, not consolidation. The merger is not predicated on synergies of personnel or cost savings, and the combined company expects to grow its workforce commensurate with growth of the business.

Apollo’s business will continue to be led by Co-Presidents Scott Kleinman and James Zelter. There will be no change to the platform, day-to-day portfolio management or investment processes and approvals.

Athene will continue to be led by CEO Jim Belardi with his current management team and full workforce. There will be no change to Athene’s platform, investment processes or approvals. Athene’s historic emphasis on providing exceptional policyholder service, being a leading provider of retirement savings products, and maintaining strong financial strength and regulatory relationships, will remain.

The Board of Directors of the combined company will be a diverse, 18-member Board that is two-thirds independent. Four directors of Athene are expected to join the combined company Board including Jim Belardi. Chairman Leon Black, Co-Founder Josh Harris and Lead Independent Director Jay Clayton will continue to serve in their respective roles.

Transaction Details

The companies intend for the transaction to qualify as a tax-free transaction for U.S. federal income tax purposes so that it will be tax efficient for Athene shareholders. Apollo, together with certain of its related parties and employees, currently owns approximately 35% of the outstanding Athene Class A common shares.

A special committee of certain disinterested members of the Athene Board of Directors and the conflicts committee of the Apollo Board of Directors, in consultation with their respective independent financial and legal advisors, unanimously approved the merger and determined it to be fair from a financial point of view and in the best interests of their respective shareholders. The Athene and Apollo boards also approved the merger. In consideration of the transaction, Apollo representatives on the Athene Board of Directors recused themselves from any discussion of the merger.

Timing and Approvals

The transaction is expected to close in January of 2022. The transaction requires the approval of shareholders of both Apollo and Athene, and is subject to, among other things, the expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, other antitrust and regulatory approvals, and other customary closing conditions.

Apollo Corporate Governance Updates

Apollo also announced that the conflicts committee of its board of directors has approved changes that will result in a simpler, more transparent corporate structure, with a single class of common stock, and “one share/one vote” to ensure that the voting rights of shareholders align with their economic interests. The conversion is expected to be completed in January of 2022.

Apollo is also taking steps to empower the full board of directors to retain authority for managing the business by amending its current charter to eliminate the special governance rights provided to the Executive Committee. The industry-leading corporate governance enhancements underway at Apollo also include the expansion of the Board to be two-thirds independent and the appointment of Jay Clayton as Lead Independent Director.

The enhancements build on Apollo’s progress to-date to expand its shareholder base, including converting from a publicly traded partnership to a corporation in September of 2019 and securing inclusion on the Russell 1000 index in June of 2020. Completion of these additional changes is expected to make Apollo eligible for inclusion on the S&P 500. The completion of the corporate governance updates and related transactions is subject to regulatory and shareholder approvals.

Advisors

Apollo is represented by Paul, Weiss, Rifkind, Wharton & Garrison LLP and Skadden, Arps, Slate, Meagher & Flom LLP as legal counsel in connection with the proposed transaction. The conflicts committee of the Apollo Board of Directors is represented by Simpson Thacher & Bartlett LLP. Barclays served as financial advisor to the conflicts committee of the Apollo board in connection with the merger. Perella Weinberg Partners LP served as financial advisor to the conflicts committee of the Apollo board in connection with Apollo’s corporate governance updates.

Athene is represented by Sidley Austin LLP as legal counsel and the special committee and disinterested members of Athene’s Board of Directors are represented by Latham & Watkins LLP. Walkers Global represented Athene’s special committee on matters of Bermuda law. Lazard Frères & Co. and Houlihan Lokey served as financial advisors to the special committee of Athene’s board and each provided fairness opinions.

Investor Call Details

Apollo and Athene will host a joint conference call at 8:30 a.m. ET on Monday, March 8 to discuss the transaction. A supplemental presentation discussing the transaction is available on the apollo.com/stockholders and ir.athene.com websites.

•	Live conference call: Toll-free at +1 (833) 614-1406 or International +1 (914) 987-7127

•	Conference ID number: 7592394

•	Live and archived webcast available at ir.athene.com and apollo.com/stockholders.

About Apollo

Apollo is a leading global investment manager with assets under management of approximately $455 billion as of December 31, 2020 in credit, private equity, and real assets funds. For more information about Apollo, please visit www.Apollo.com.

About Athene

Athene, through its subsidiaries, is a leading retirement services company with total assets of $202.8 billion as of December 31, 2020 and operations in the United States, Bermuda, and Canada. Athene specializes in helping its customers achieve financial security and is a solutions provider to institutions. Founded in 2009, Athene is Driven to Do More for our policyholders, business partners, shareholders, and the communities in which we work and live. For more information, please visit www.athene.com.

Additional Information Regarding the Transaction and Where to Find It

This press release is being made in respect of the proposed transaction involving Apollo, Athene and a holding company (“Holdco”). The proposed transaction will be submitted to the stockholders of Apollo and the shareholders of Athene for their respective consideration. In connection therewith, the parties intend to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a definitive joint proxy statement/prospectus, which will be mailed to the stockholders of Apollo and the shareholders of Athene. However, such documents are not currently available. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, AS APPLICABLE, INVESTORS AND SECURITY HOLDERS OF APOLLO AND ATHENE ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive joint proxy statement/prospectus, any amendments or supplements thereto and other documents containing important information about Apollo and Athene, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov.

Copies of the documents filed with the SEC by Apollo will be available free of charge under the “Stockholders” section of Apollo’s website located at http://www.apollo.com or by contacting Apollo’s Investor Relations Department at (212) 822-0528 or APOInvestorRelations@apollo.com.

Copies of the documents filed with the SEC by Athene will be available free of charge under the “Investors” section of Athene’s website located at http://www.athene.com or by contacting Athene’s Investor Relations Department at (441) 279-8531 or ir@athene.com.

Participants in the Solicitation

Apollo, Athene, and HoldCo and their respective directors, executive officers, members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction.

Information about the directors and executive officers of Apollo and HoldCo is set forth in Apollo’s proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on August 20, 2020, its annual report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 19, 2021, and in subsequent documents filed with the SEC, each of which can be obtained free of charge from the sources indicated above.

Information about the directors and executive officers of Athene is set forth in Athene’s proxy statement for its 2020 annual meeting of shareholders, which was filed with the SEC on April 21, 2020, its annual report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 19, 2021, and in subsequent documents filed with the SEC, each of which can be obtained free of charge from the sources indicated above.

Other information regarding the participants in the proxy solicitations of the stockholders of Apollo and the shareholders of Athene, and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the preliminary and definitive joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

No Offer or Solicitation

This press release is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Apollo Safe Harbor for Forward Looking Statements Disclaimer

This press release contains forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, discussions related to Apollo’s expectations regarding the performance of its business, its liquidity and capital resources and the other non-historical statements in the discussion and analysis. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. When used in this press release, the words “believe,” “anticipate,” “estimate,” “expect,” “intend” and similar expressions are intended to identify forward-looking statements. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. It is possible that actual results will differ, possibly materially, from the anticipated results indicated in these statements. These statements are subject to certain risks, uncertainties and assumptions, including risks relating to Apollo’s dependence on certain key personnel, Apollo’s ability to raise new private equity, credit or real assets funds, the impact of COVID-19, the impact of energy market dislocation, market conditions, generally, Apollo’s ability to manage its growth, fund performance, changes in Apollo’s regulatory environment and tax status, the variability of Apollo’s revenues, net income and cash flow, Apollo’s use of leverage to finance its businesses and investments by Apollo funds, litigation risks and potential governance changes and related transactions which are subject to regulatory, corporate and shareholders approvals, among others. Due to the COVID-19 pandemic, there has been uncertainty and disruption in the global economy and financial markets. While Apollo is unable to accurately predict the full impact that COVID-19 will have on Apollo’s results from operations, financial condition, liquidity and cash flows due to numerous uncertainties, including the duration and severity of the pandemic and containment measures, Apollo’s compliance with these measures has impacted Apollo’s day-to-day operations and could disrupt Apollo’s business and operations, as well as that of the Apollo funds and their portfolio companies, for an indefinite period of time. Apollo believes these factors include but are not limited to those described under the section entitled “Risk Factors” in Apollo’s annual report on Form 10-K filed with the SEC on February 19, 2021, as such factors may be updated from time to time in Apollo’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this press release and in other filings.

The proposed transaction is subject to risks, uncertainties and assumptions, which include, but are not limited to: (i) that Apollo may be unable to complete the proposed transaction because, among other reasons, conditions to the closing of the proposed transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant or place material restrictions on its approval for the consummation of the proposed transaction; (ii) uncertainty as to the timing of completion of the proposed transaction; (iii) the inability to complete the proposed transaction due to the failure to obtain Apollo stockholder approval and Athene shareholder approval for the proposed transaction; (iv) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (v) risks related to disruption of management’s attention from Apollo’s ongoing business operations due to the proposed transaction; (vi) the effect of the announcement of the proposed transaction on Apollo’s relationships with its clients, operating results and business generally; (vii) the outcome of any legal proceedings to the extent initiated against Apollo or others following the announcement of the proposed transaction, as well as Apollo’s management’s response to any of the aforementioned factors; and (viii) industry conditions.

Apollo undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law. This press release does not constitute an offer of any Apollo fund.

Athene Safe Harbor for Forward-Looking Statements

This press release contains, and certain oral statements made by Athene’s representatives from time to time may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are subject to risks and uncertainties that could cause actual results, events and developments to differ materially from those set forth in, or implied by, such statements. These statements are based on the beliefs and assumptions of Athene’s management and the management of Athene’s subsidiaries.

Generally, forward-looking statements include actions, events, results, strategies and expectations and are often identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. Forward looking statements within this press release include, but are not limited to, statements regarding: the consummation of the proposed merger and the benefits to be derived therefrom; the future financial performance and growth prospects of the combined entity; the market environment in which the combined entity will operate; future capital allocation decisions, including the payment of dividends; the structure and operation of the company post-merger; and the tax treatment of the proposed transaction. Factors that could cause actual results, events and developments to differ include, without limitation: Athene’s failure to obtain approval of the proposed transaction by its shareholders or regulators; Athene’s failure to recognize the benefits expected to be derived from the proposed transaction; unanticipated difficulties or expenditures relating to the proposed transaction; disruptions of Athene’s current plans, operations and relationships with customers, suppliers and other business partners caused by the announcement and pendency of the proposed transaction; legal proceedings, including those that may be instituted against Athene, Athene’s board of directors or special committee, Athene’s executive officers and others following announcement of the proposed transaction; the accuracy of Athene’s assumptions and estimates; Athene’s ability to maintain or improve financial strength ratings; Athene’s ability to manage its business in a highly regulated industry; regulatory changes or actions; the impact of Athene’s reinsurers failing to meet their assumed obligations; the impact of interest rate fluctuations; changes in the federal income tax laws and regulations; the accuracy of Athene’s interpretation of the Tax Cuts and Jobs Act, litigation (including class action litigation), enforcement investigations or regulatory scrutiny; the performance of third parties; the loss of key personnel; telecommunication, information technology and other operational systems failures; the continued availability of capital; new accounting rules or changes to existing accounting rules; general economic conditions; Athene’s ability to protect its intellectual property; the ability to maintain or obtain approval of the Delaware Department of Insurance, the Iowa Insurance Division and other regulatory authorities as required for Athene’s operations; and other factors discussed from time to time in Athene’s filings with the SEC, including its annual report on Form 10-K for the year ended December 31, 2020, which can be found at the SEC’s website www.sec.gov.

All forward-looking statements described herein are qualified by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. Athene does not undertake any obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.

The contents of any website referenced in this press release are not incorporated by reference.

Contacts:

Investor Relations:

Apollo

Peter Mintzberg

Head of Investor Relations

212 822 0528

APOInvestorRelations@apollo.com

Athene

Noah Gunn

441 279 8534

646 768 7309

NGunn@athene.com

Media:

Apollo

Joanna Rose

Global Head of Corporate Communications

212 822 0491

Communications@apollo.com

Athene

Amanda Carstens Steward

441 279 8525

515 342 6473

Asteward@athene.com